Exhibit 99.1

KRAFT FOODS INC.

and Subsidiaries

Segment Realignment - Volume

Full Year 2003 and Quarterly 2004

(lbs in millions)

(Unaudited)

	2003	2004
	Year	Q1	Q2	Q3	Q4	Year
Volume (lbs)- As Reported
U.S. Beverages	2,634	666	907	738	657	2,968
U.S. Cheese, Canada & North America Foodservice	4,373	1,079	1,147	1,069	1,232	4,527
U.S. Convenient Meals	2,171	555	562	558	530	2,205
U.S. Grocery	1,678	404	510	364	412	1,690
U.S. Snacks & Cereals	2,389	582	597	613	632	2,424
Europe, Middle East & Africa	2,953	654	729	695	837	2,915
Latin America & Asia Pacific	2,295	501	589	542	641	2,273

Volume (lbs)- As Reported	18,493	4,441	5,041	4,579	4,941	19,002

Segment Realignment
U.S. Cheese, Canada & North America Foodservice	(1,300)	(316)	(331)	(293)	(356)	(1,296)
Beverages	220	62	61	47	53	223
Convenient Meals	131	28	32	31	35	126
Grocery	725	176	180	162	205	723
Snacks & Cereals	224	50	58	53	63	224
European Union (from EMEA)	(553)	(118)	(151)	(150)	(163)	(582)
Developing Markets, Oceania & North Asia (from LAAP)	553	118	151	150	163	582

Volume (lbs)- Restated
Beverages	2,854	728	968	785	710	3,191
Cheese & Foodservice	3,073	763	816	776	876	3,231
Convenient Meals	2,302	583	594	589	565	2,331
Grocery	2,403	580	690	526	617	2,413
Snacks & Cereals	2,613	632	655	666	695	2,648
European Union	2,400	536	578	545	674	2,333
Developing Markets, Oceania & North Asia	2,848	619	740	692	804	2,855

Volume (lbs)- Restated	18,493	4,441	5,041	4,579	4,941	19,002

KRAFT FOODS INC.

and Subsidiaries

Segment Realignment - Net Revenues

Full Year 2003 and Quarterly 2004

($ in millions)

(Unaudited)

	2003	2004
	Year	Q1	Q2	Q3	Q4	Year
Net Revenues - As Reported
U.S. Beverages	$2,433	$671	$683	$607	$594	$2,555
U.S. Cheese, Canada & North America Foodservice	6,716	1,708	1,838	1,788	2,086	7,420
U.S. Convenient Meals	4,058	1,048	1,053	1,088	1,061	4,250
U.S. Grocery	2,388	591	689	520	625	2,425
U.S. Snacks & Cereals	5,342	1,274	1,333	1,368	1,435	5,410
Europe, Middle East & Africa	7,014	1,713	1,812	1,736	2,261	7,522
Latin America & Asia Pacific	2,547	570	683	611	722	2,586

Net Revenues - As Reported	$30,498	$7,575	$8,091	$7,718	$8,784	$32,168

Segment Realignment
U.S. Cheese, Canada & North America Foodservice	$(1,317)	$(317)	$(362)	$(320)	$(400)	$(1,399)
Beverages	172	47	51	39	50	187
Convenient Meals	186	43	47	47	58	195
Grocery	554	130	157	131	166	584
Snacks & Cereals	405	97	107	103	126	433
European Union (from EMEA)	(892)	(196)	(249)	(259)	(314)	(1,018)
Developing Markets, Oceania & North Asia (from LAAP)	892	196	249	259	314	1,018

Net Revenues - Restated
Beverages	$2,605	$718	$734	$646	$644	$2,742
Cheese & Foodservice	5,399	1,391	1,476	1,468	1,686	6,021
Convenient Meals	4,244	1,091	1,100	1,135	1,119	4,445
Grocery	2,942	721	846	651	791	3,009
Snacks & Cereals	5,747	1,371	1,440	1,471	1,561	5,843
European Union	6,122	1,517	1,563	1,477	1,947	6,504
Developing Markets, Oceania & North Asia	3,439	766	932	870	1,036	3,604

Net Revenues - Restated	$30,498	$7,575	$8,091	$7,718	$8,784	$32,168

KRAFT FOODS INC.

and Subsidiaries

Segment Realignment - Operating Companies Income

Full Year 2003 and Quarterly 2004

($ in millions)

(Unaudited)

	2003	2004
	Year	Q1	Q2	Q3	Q4	Year
Operating Companies Income - As Reported
U.S. Beverages	$630	$169	$139	$118	$53	$479
U.S. Cheese, Canada & North America Foodservice	1,271	203	215	279	292	989
U.S. Convenient Meals	817	197	187	209	178	771
U.S. Grocery	894	212	268	196	218	894
U.S. Snacks & Cereals	1,046	52	225	254	206	737
Europe, Middle East & Africa	1,002	155	140	167	221	683
Latin America & Asia Pacific	391	33	81	57	79	250

Operating Companies Income - As Reported	$6,051	$1,021	$1,255	$1,280	$1,247	$4,803

Segment Realignment
U.S. Cheese, Canada & North America Foodservice	$(257)	$(34)	$(39)	$(63)	$(60)	$(196)
Beverages	24	5	(18)	2	1	(10)
Convenient Meals	46	6	5	9	9	29
Grocery	122	18	44	42	25	129
Snacks & Cereals	65	5	8	10	25	48
European Union (from EMEA)	(61)	5	(13)	(15)	30	7
Developing Markets, Oceania & North Asia (from LAAP)	61	(5)	13	15	(30)	(7)

Operating Companies Income - Restated
Beverages	$654	$174	$121	$120	$54	$469
Cheese & Foodservice	1,014	169	176	216	232	793
Convenient Meals	863	203	192	218	187	800
Grocery	1,016	230	312	238	243	1,023
Snacks & Cereals	1,111	57	233	264	231	785
European Union	941	160	127	152	251	690
Developing Markets, Oceania & North Asia	452	28	94	72	49	243

Operating Companies Income - Restated	$6,051	$1,021	$1,255	$1,280	$1,247	$4,803

KRAFT FOODS INC.

and Subsidiaries

Segment Realignment - Volume

Quarterly 2005

(lbs in millions)

(Unaudited)

	Q1	Q2	Q3	Q4	Year
2005 Volume (lbs)- As Reported
U.S. Beverages	749	876	784	700	3,109
U.S. Cheese, Canada & North America Foodservice	1,082	1,101	1,037	1,273	4,493
U.S. Convenient Meals	555	571	559	582	2,267
U.S. Grocery	411	495	364	439	1,709
U.S. Snacks & Cereals	591	612	622	684	2,509
Europe, Middle East & Africa	662	700	663	837	2,862
Latin America & Asia Pacific	496	566	564	637	2,263

2005 Volume (lbs)- As Reported	4,546	4,921	4,593	5,152	19,212

Segment Realignment
U.S. Cheese, Canada & North America Foodservice	(294)	(324)	(290)	(358)	(1,266)
Beverages	48	59	56	56	219
Convenient Meals	30	31	32	38	131
Grocery	167	177	147	198	689
Snacks & Cereals	49	57	55	66	227
European Union (from EMEA)	(132)	(162)	(149)	(173)	(616)
Developing Markets, Oceania & North Asia (from LAAP)	132	162	149	173	616

2005 Volume (lbs)- Restated
Beverages	797	935	840	756	3,328
Cheese & Foodservice	788	777	747	915	3,227
Convenient Meals	585	602	591	620	2,398
Grocery	578	672	511	637	2,398
Snacks & Cereals	640	669	677	750	2,736
European Union	530	538	514	664	2,246
Developing Markets, Oceania & North Asia	628	728	713	810	2,879

2005 Volume (lbs)- Restated	4,546	4,921	4,593	5,152	19,212

KRAFT FOODS INC.

and Subsidiaries

Segment Realignment - Net Revenues

Quarterly 2005

($ in millions)

(Unaudited)

	Q1	Q2	Q3	Q4	Year
2005 Net Revenues - As Reported
U.S. Beverages	$732	$713	$671	$736	$2,852
U.S. Cheese, Canada & North America Foodservice	1,816	1,875	1,819	2,264	7,774
U.S. Convenient Meals	1,090	1,096	1,118	1,193	4,497
U.S. Grocery	582	667	512	660	2,421
U.S. Snacks & Cereals	1,333	1,400	1,431	1,585	5,749
Europe, Middle East & Africa	1,888	1,907	1,798	2,406	7,999
Latin America & Asia Pacific	618	676	708	819	2,821

2005 Net Revenues - As Reported	$8,059	$8,334	$8,057	$9,663	$34,113

Segment Realignment
U.S. Cheese, Canada & North America Foodservice	$(326)	$(388)	$(360)	$(456)	$(1,530)
Beverages	40	58	46	60	204
Convenient Meals	50	50	54	68	222
Grocery	137	163	134	169	603
Snacks & Cereals	99	117	126	159	501
European Union (from EMEA)	(274)	(318)	(299)	(394)	(1,285)
Developing Markets, Oceania & North Asia (from LAAP)	274	318	299	394	1,285

2005 Net Revenues - Restated
Beverages	$772	$771	$717	$796	$3,056
Cheese & Foodservice	1,490	1,487	1,459	1,808	6,244
Convenient Meals	1,140	1,146	1,172	1,261	4,719
Grocery	719	830	646	829	3,024
Snacks & Cereals	1,432	1,517	1,557	1,744	6,250
European Union	1,614	1,589	1,499	2,012	6,714
Developing Markets, Oceania & North Asia	892	994	1,007	1,213	4,106

2005 Net Revenues - Restated	$8,059	$8,334	$8,057	$9,663	$34,113

KRAFT FOODS INC.

and Subsidiaries

Segment Realignment - Operating Companies Income

Quarterly 2005

($ in millions)

(Unaudited)

	Q1	Q2	Q3	Q4	Year
2005 Operating Companies Income - As Reported
U.S. Beverages	$163	$126	$105	$64	$458
U.S. Cheese, Canada & North America Foodservice	251	287	252	228	1,018
U.S. Convenient Meals	191	176	186	188	741
U.S. Grocery	108	241	165	229	743
U.S. Snacks & Cereals	197	228	240	206	871
Europe, Middle East & Africa	253	160	163	222	798
Latin America & Asia Pacific	40	87	89	108	324

2005 Operating Companies Income - As Reported	$1,203	$1,305	$1,200	$1,245	$4,953

Segment Realignment
U.S. Cheese, Canada & North America Foodservice	$(32)	$(56)	$(58)	$49	$(97)
Beverages	(1)	0	1	5	5
Convenient Meals	7	8	12	25	52
Grocery	24	38	32	(113)	(19)
Snacks & Cereals	2	10	13	34	59
European Union (from EMEA)	(8)	(18)	(20)	(30)	(76)
Developing Markets, Oceania & North Asia (from LAAP)	8	18	20	30	76

2005 Operating Companies Income - Restated
Beverages	$162	$126	$106	$69	$463
Cheese & Foodservice	219	231	194	277	921
Convenient Meals	198	184	198	213	793
Grocery	132	279	197	116	724
Snacks & Cereals	199	238	253	240	930
European Union	245	142	143	192	722
Developing Markets, Oceania & North Asia	48	105	109	138	400

2005 Operating Companies Income - Restated	$1,203	$1,305	$1,200	$1,245	$4,953

KRAFT FOODS INC.

and Subsidiaries

Volume by Business Segment

For the Years Ended December 31,

(pounds in millions)

(Unaudited)

						Kraft		Developing
						North		Markets,	Kraft
		Cheese &	Convenient		Snacks &	America	European	Oceania &	Int’l	Total
	Beverages	Foodservice	Meals	Grocery	Cereals	Commercial	Union	North Asia	Commercial	Kraft

Volume

2004 Volume	3,191	3,231	2,331	2,413	2,648	13,814	2,333	2,855	5,188	19,002

2003 Volume	2,854	3,073	2,302	2,403	2,613	13,245	2,400	2,848	5,248	18,493

% Change	11.8%	5.1%	1.3%	0.4%	1.3%	4.3%	(2.8)%	0.2%	(1.1)%	2.8%

Divested Businesses:
- Divested Businesses - 2004	—	(123)	—	(37)	—	(160)	(38)	(1)	(39)	(199)
- Divested Businesses - 2003	—	(144)	—	(43)	—	(187)	(85)	(2)	(87)	(274)

Ongoing Volume - Including Acquisitions

2004 Volume	3,191	3,108	2,331	2,376	2,648	13,654	2,295	2,854	5,149	18,803

2003 Volume	2,854	2,929	2,302	2,360	2,613	13,058	2,315	2,846	5,161	18,219

% Change	11.8%	6.1%	1.3%	0.7%	1.3%	4.6%	(0.9)%	0.3%	(0.2)%	3.2%

KRAFT FOODS INC.

and Subsidiaries

Net Revenues by Business Segment

For the Years Ended December 31,

($ in millions)

(Unaudited)

						Kraft		Developing
						North		Markets,	Kraft
		Cheese &	Convenient		Snacks &	America	European	Oceania &	Int’l	Total
	Beverages	Foodservice	Meals	Grocery	Cereals	Commercial	Union	North Asia	Commercial	Kraft

2004 Net Revenues	$2,742	$6,021	$4,445	$3,009	$5,843	$22,060	$6,504	$3,604	$10,108	$32,168
2003 Net Revenues	2,605	5,399	4,244	2,942	5,747	20,937	6,122	3,439	9,561	30,498

% Change	5.3%	11.5%	4.7%	2.3%	1.7%	5.4%	6.2%	4.8%	5.7%	5.5%

Reconciliation:

2003 Net Revenues	$2,605	$5,399	$4,244	$2,942	$5,747	$20,937	$6,122	$3,439	$9,561	$30,498

- Divested Businesses - 2003	—	(109)	—	(96)	—	(205)	(180)	(49)	(229)	(434)

- Divested Businesses - 2004	—	91	—	75	—	166	72	36	108	274

- Implementation Costs - 2004	(1)	—	—	(1)	(5)	(7)	—	—	—	(7)

- Currency	16	56	15	44	33	164	605	60	665	829

- Operations	122	584	186	45	68	1,005	(115)	118	3	1,008

2004 Net Revenues	$2,742	$6,021	$4,445	$3,009	$5,843	$22,060	$6,504	$3,604	$10,108	$32,168

Memo: Ongoing, Constant Currency Revenues (1)

% Change	4.7%	11.0%	4.4%	1.6%	1.2%	4.8%	(1.9)%	3.5%	0.0%	3.4%

(1) The company’s top-line guidance measure is ongoing, constant currency revenue growth, which includes acquisitions and excludes divestitures and implementation costs associated with the company’s restructuring program.  The company believes this measure better represents the revenue growth prospects of the business on a go-forward basis, and provides improved comparability of results.

KRAFT FOODS INC.

and Subsidiaries

Operating Companies Income by Business Segment

For the Years Ended December 31,

($ in millions)

(Unaudited)

						Kraft		Developing
						North		Markets,	Kraft
		Cheese &	Convenient		Snacks &	America	European	Oceania &	Int’l	Total
	Beverages	Foodservice	Meals	Grocery	Cereals	Commercial	Union	North Asia	Commercial	Kraft

2004 Operating Companies Income	$469	$793	$800	$1,023	$785	$3,870	$690	$243	$933	$4,803

2003 Operating Companies Income	654	1,014	863	1,016	1,111	4,658	941	452	1,393	6,051

% Change	(28.3)%	(21.8)%	(7.3)%	0.7%	(29.3)%	(16.9)%	(26.7)%	(46.2)%	(33.0)%	(20.6)%

Reconciliation:

2003 Operating Companies Income	$654	$1,014	$863	$1,016	$1,111	$4,658	$941	$452	$1,393	$6,051

- Divested Businesses - 2003	—	(16)	—	(19)	—	(35)	(42)	(3)	(45)	(80)

- (Gains)/Losses on Sales of Businesses - 2003	—	—	—	—	—	—	(31)	—	(31)	(31)

- Asset Impairment and Exit Costs - 2003	—	—	—	—	—	—	6	—	6	6

- Integration Costs - 2003	(3)	(1)	(2)	(7)	—	(13)	—	—	—	(13)
	(3)	(17)	(2)	(26)	—	(48)	(67)	(3)	(70)	(118)

- Divested Businesses - 2004	—	8	—	3	—	11	28	—	28	39

- Gains/(Losses) on Sales of Businesses - 2004	—	—	—	—	—	—	5	(8)	(3)	(3)

- Asset Impairment and Exit Costs - 2004	(36)	(76)	(41)	(16)	(222)	(391)	(180)	(32)	(212)	(603)

- Implementation Costs - 2004	(5)	(6)	(4)	(7)	(18)	(40)	(8)	(2)	(10)	(50)

- Investment Impairment - 2004	—	—	—	—	—	—	—	(47)	(47)	(47)
	(41)	(74)	(45)	(20)	(240)	(420)	(155)	(89)	(244)	(664)

- Currency	2	9	3	10	5	29	78	(11)	67	96

- Operations	(143)	(139)	(19)	43	(91)	(349)	(107)	(106)	(213)	(562)

2004 Operating Companies Income	$469	$793	$800	$1,023	$785	$3,870	$690	$243	$933	$4,803

KRAFT FOODS INC.

and Subsidiaries

Volume By Business Segment

For the Quarters Ended March 31,

(pounds in millions)

(Unaudited)

						Kraft		Developing
						North		Markets,	Kraft
		Cheese &	Convenient		Snacks &	America	European	Oceania &	Int’l	Total
	Beverages	Foodservice	Meals	Grocery	Cereals	Commercial	Union	North Asia	Commercial	Kraft
Volume

2005 Volume	797	788	585	578	640	3,388	530	628	1,158	4,546

2004 Volume	728	763	583	580	632	3,286	536	619	1,155	4,441

% Change	9.5%	3.3%	0.3%	(0.3)%	1.3%	3.1%	(1.1)%	1.5%	0.3%	2.4%

Divested Businesses:
- Divested Businesses - 2005	—	(31)	—	(12)	—	(43)	(7)	—	(7)	(50)
- Divested Businesses - 2004	—	(35)	—	(10)	—	(45)	(9)	—	(9)	(54)

Ongoing Volume - Including Acquisitions

2005 Volume	797	757	585	566	640	3,345	523	628	1,151	4,496

2004 Volume	728	728	583	570	632	3,241	527	619	1,146	4,387

% Change	9.5%	4.0%	0.3%	(0.7)%	1.3%	3.2%	(0.8)%	1.5%	0.4%	2.5%

Memo: Acquired Businesses

Volume	103	16	—	—	—	119	—	3	3	122

KRAFT FOODS INC.

and Subsidiaries

Net Revenues by Business Segment

For the Quarters Ended March 31,

($ in millions)

(Unaudited)

						Kraft		Developing
						North		Markets,	Kraft
		Cheese &	Convenient		Snacks &	America	European	Oceania &	Int’l	Total
	Beverages	Foodservice	Meals	Grocery	Cereals	Commercial	Union	North Asia	Commercial	Kraft

2005 Net Revenues	$772	$1,490	$1,140	$719	$1,432	$5,553	$1,614	$892	$2,506	$8,059
2004 Net Revenues	718	1,391	1,091	721	1,371	5,292	1,517	766	2,283	7,575

% Change	7.5%	7.1%	4.5%	(0.3)%	4.4%	4.9%	6.4%	16.4%	9.8%	6.4%

Reconciliation:

2004 Net Revenues	$718	$1,391	$1,091	$721	$1,371	$5,292	$1,517	$766	$2,283	$7,575

- Divested Businesses - 2004	—	(26)	—	(20)	—	(46)	(17)	(11)	(28)	(74)
- Divested Businesses - 2005	—	24	—	25	—	49	12	5	17	66

- Acquired Businesses	34	7	—	—	—	41	—	1	1	42

- Currency	2	11	3	13	5	34	111	18	129	163

- Operations	18	83	46	(20)	56	183	(9)	113	104	287

2005 Net Revenues	$772	$1,490	$1,140	$719	$1,432	$5,553	$1,614	$892	$2,506	$8,059

Memo: Ongoing, Constant Currency Revenues (1)
% Change	7.2%	6.6%	4.2%	(2.9)%	4.1%	4.3%	(0.6)%	15.1%	4.7%	4.4%

(1) The company’s top-line guidance measure is ongoing, constant currency revenue growth, which includes acquisitions and excludes divestitures and implementation costs associated with the company’s restructuring program.  The company believes this measure better represents the revenue growth prospects of the business on a go-forward basis, and provides improved comparability of results.

KRAFT FOODS INC.

and Subsidiaries

Operating Companies Income by Business Segment

For the Quarters Ended March 31,

($ in millions)

(Unaudited)

						Kraft		Developing
						North		Markets,	Kraft
		Cheese &	Convenient		Snacks &	America	European	Oceania &	Int’l	Total
	Beverages	Foodservice	Meals	Grocery	Cereals	Commercial	Union	North Asia	Commercial	Kraft

2005 Operating Companies Income	$162	$219	$198	$132	$199	$910	$245	$48	$293	$1,203
2004 Operating Companies Income	174	169	203	230	57	833	160	28	188	1,021
% Change	(6.9)%	29.6%	(2.5)%	(42.6)%	100+ %	9.2%	53.1%	71.4%	55.9%	17.8%

Reconciliation:

2004 Operating Companies Income	$174	$169	$203	$230	$57	$833	$160	$28	$188	$1,021

- Divested Businesses - 2004	—	(3)	—	2	—	(1)	(6)	—	(6)	(7)
- Asset Impairment and Exit Costs - 2004	6	53	9	18	159	245	32	14	46	291
- Implementation Costs - 2004	—	—	—	—	—	—	1	—	1	1
	6	50	9	20	159	244	27	14	41	285

- Divested Businesses - 2005	—	2	—	2	—	4	3	—	3	7
- Gains/(Losses) on Sales of Businesses - 2005	—	—	—	—	—	—	115	1	116	116
- Asset Impairment and Exit Costs - 2005	(3)	(7)	(2)	(101)	(4)	(117)	(30)	(3)	(33)	(150)
- Implementation Costs - 2005	(1)	(3)	(1)	—	(9)	(14)	(4)	(1)	(5)	(19)
	(4)	(8)	(3)	(99)	(13)	(127)	84	(3)	81	(46)

- Currency	—	1	—	3	1	5	13	4	17	22
- Operations	(14)	7	(11)	(22)	(5)	(45)	(39)	5	(34)	(79)

2005 Operating Companies Income	$162	$219	$198	$132	$199	$910	$245	$48	$293	$1,203

KRAFT FOODS INC.

and Subsidiaries

Volume by Business Segment

For the Quarters Ended June 30,

(pounds in millions)

(Unaudited)

						Kraft		Developing
						North		Markets,	Kraft
		Cheese &	Convenient		Snacks &	America	European	Oceania &	Int’l	Total
	Beverages	Foodservice	Meals	Grocery	Cereals	Commercial	Union	North Asia	Commercial	Kraft

Volume
2005 Volume	935	777	602	672	669	3,655	538	728	1,266	4,921
2004 Volume	968	816	594	690	655	3,723	578	740	1,318	5,041
% Change	(3.4)%	(4.8)%	1.3%	(2.6)%	2.1%	(1.8)%	(6.9)%	(1.6)%	(3.9)%	(2.4)%

Divested Businesses:
- Divested Businesses - 2005	—	(1)	—	(12)	—	(13)	—	—	—	(13)
- Divested Businesses - 2004	—	(34)	—	(8)	—	(42)	(8)	(1)	(9)	(51)

Ongoing Volume - Including Acquisitions
2005 Volume	935	776	602	660	669	3,642	538	728	1,266	4,908
2004 Volume	968	782	594	682	655	3,681	570	739	1,309	4,990
% Change	(3.4)%	(0.8)%	1.3%	(3.2)%	2.1%	(1.1)%	(5.6)%	(1.5)%	(3.3)%	(1.6)%

KRAFT FOODS INC.

and Subsidiaries

Net Revenues by Business Segment

For the Quarters Ended June 30,

($ in millions)

(Unaudited)

						Kraft		Developing
						North		Markets,	Kraft
		Cheese &	Convenient		Snacks &	America	European	Oceania &	Int’l	Total
	Beverages	Foodservice	Meals	Grocery	Cereals	Commercial	Union	North Asia	Commercial	Kraft

2005 Net Revenues	$771	$1,487	$1,146	$830	$1,517	$5,751	$1,589	$994	$2,583	$8,334
2004 Net Revenues	734	1,476	1,100	846	1,440	5,596	1,563	932	2,495	8,091
% Change	5.0%	0.7%	4.2%	(1.9)%	5.3%	2.8%	1.7%	6.7%	3.5%	3.0%

Reconciliation:

2004 Net Revenues	$734	$1,476	$1,100	$846	$1,440	$5,596	$1,563	$932	$2,495	$8,091

- Divested Businesses - 2004	—	(24)	—	(19)	—	(43)	(14)	(13)	(27)	(70)
- Divested Businesses - 2005	—	1	—	19	—	20	—	5	5	25

- Implementation Costs - 2005	—	—	—	—	(1)	(1)	—	—	—	(1)

- Currency	5	17	5	10	12	49	109	27	136	185

- Operations	32	17	41	(26)	66	130	(69)	43	(26)	104

2005 Net Revenues	$771	$1,487	$1,146	$830	$1,517	$5,751	$1,589	$994	$2,583	$8,334

Memo: Ongoing, Constant Currency Revenues (1)
% Change	4.4%	1.2%	3.7%	(3.1)%	4.6%	2.3%	(4.5)%	4.7%	(1.1)%	1.3%

(1) The company’s top-line guidance measure is ongoing, constant currency revenue growth, which includes acquisitions and excludes divestitures and implementation costs associated with the company’s restructuring program. The company believes this measure better represents the revenue growth prospects of the business on a go-forward basis, and provides improved comparability of results.

KRAFT FOODS INC.

and Subsidiaries

Operating Companies Income by Business Segment

For the Quarters Ended June 30,

($ in millions)

(Unaudited)

						Kraft		Developing
						North		Markets,	Kraft
		Cheese &	Convenient		Snacks &	America	European	Oceania &	Int’l	Total
	Beverages	Foodservice	Meals	Grocery	Cereals	Commercial	Union	North Asia	Commercial	Kraft

2005 Operating Companies Income	$126	$231	$184	$279	$238	$1,058	$142	$105	$247	$1,305
2004 Operating Companies Income	121	176	192	312	233	1,034	127	94	221	1,255
% Change	4.1%	31.2%	(4.2)%	(10.6)%	2.1%	2.3%	11.8%	11.7%	11.8%	4.0%

Reconciliation:
2004 Operating Companies Income	$121	$176	$192	$312	$233	$1,034	$127	$94	$221	$1,255

- Divested Businesses - 2004	—	1	—	(2)	—	(1)	(6)	(2)	(8)	(9)
- Asset Impairment and Exit Costs - 2004	31		(1)		9	39	81	9	90	129
- Implementation Costs - 2004	—	1	—	2	6	9	—	—	—	9
	31	2	(1)	—	15	47	75	7	82	129

- Divested Businesses - 2005	—	1	—	(3)	—	(2)	—	—	—	(2)
- Gains/(Losses) on Sales of Businesses - 2005	—	1	—	(2)	—	(1)	—	—	—	(1)
- Asset Impairment and Exit Costs - 2005	(1)	(1)	—	(3)	—	(5)	(17)	(7)	(24)	(29)
- Implementation Costs - 2005	(2)	(1)	(1)	—	(14)	(18)	(6)	(2)	(8)	(26)
	(3)	—	(1)	(8)	(14)	(26)	(23)	(9)	(32)	(58)

- Currency	—	3	2	3	1	9	10	5	15	24

- Operations	(23)	50	(8)	(28)	3	(6)	(47)	8	(39)	(45)

2005 Operating Companies Income	$126	$231	$184	$279	$238	$1,058	$142	$105	$247	$1,305

KRAFT FOODS INC.

and Subsidiaries

Volume by Business Segment

For the Quarters Ended September 30,

(pounds in millions)

(Unaudited)

						Kraft		Developing
						North		Markets,	Kraft
		Cheese &	Convenient		Snacks &	America	European	Oceania &	Int’l	Total
	Beverages	Foodservice	Meals	Grocery	Cereals	Commercial	Union	North Asia	Commercial	Kraft

Volume
2005 Volume	840	747	591	511	677	3,366	514	713	1,227	4,593
2004 Volume	785	776	589	526	666	3,342	545	692	1,237	4,579
% Change	7.0%	(3.7)%	0.3%	(2.9)%	1.7%	0.7%	(5.7)%	3.0%	(0.8)%	0.3%

Divested Businesses:
- Divested Businesses - 2004	—	(28)	—	(10)	—	(38)	(7)	—	(7)	(45)

Ongoing Volume - Including Acquisitions
2005 Volume	840	747	591	511	677	3,366	514	713	1,227	4,593
2004 Volume	785	748	589	516	666	3,304	538	692	1,230	4,534
% Change	7.0%	(0.1)%	0.3%	(1.0)%	1.7%	1.9%	(4.5)%	3.0%	(0.2)%	1.3%

KRAFT FOODS INC.

and Subsidiaries

Net Revenues by Business Segment

For the Quarters Ended September 30,

($ in millions)

(Unaudited)

						Kraft		Developing
						North		Markets,	Kraft
		Cheese &	Convenient		Snacks &	America	European	Oceania &	Int’l	Total
	Beverages	Foodservice	Meals	Grocery	Cereals	Commercial	Union	North Asia	Commercial	Kraft

2005 Net Revenues	$717	$1,459	$1,172	$646	$1,557	$5,551	$1,499	$1,007	$2,506	$8,057
2004 Net Revenues	646	1,468	1,135	651	1,471	5,371	1,477	870	2,347	7,718
% Change	11.0%	(0.6)%	3.3%	(0.8)%	5.8%	3.4%	1.5%	15.7%	6.8%	4.4%

Reconciliation:

2004 Net Revenues	$646	$1,468	$1,135	$651	$1,471	$5,371	$1,477	$870	$2,347	$7,718

- Divested Businesses - 2004	—	(21)	—	(18)	—	(39)	(14)	(8)	(22)	(61)
- Divested Businesses - 2005	—	—	—	—	—	—	—	5	5	5

- Implementation Costs - 2004	—	—	—	—	5	5	—	—	—	5

- Currency	4	15	3	13	10	45	15	57	72	117

- Operations	67	(3)	34	—	71	169	21	83	104	273

2005 Net Revenues	$717	$1,459	$1,172	$646	$1,557	$5,551	$1,499	$1,007	$2,506	$8,057

Memo: Ongoing, Constant Currency Revenues (1)
% Change	10.4%	(0.2)%	3.0%	(0.0)%	4.8%	3.2%	1.4%	9.6%	4.5%	3.6%

(1) The company’s top-line guidance measure is ongoing, constant currency revenue growth, which includes acquisitions and excludes divestitures and implementation costs associated with the company’s restructuring program. The company believes this measure better represents the revenue growth prospects of the business on a go-forward basis, and provides improved comparability of results.

KRAFT FOODS INC.

and Subsidiaries

Operating Companies Income by Business Segment

For the Quarters Ended September 30,

($ in millions)

(Unaudited)

						Kraft		Developing
						North		Markets,	Kraft
		Cheese &	Convenient		Snacks &	America	European	Oceania &	Int’l	Total
	Beverages	Foodservice	Meals	Grocery	Cereals	Commercial	Union	North Asia	Commercial	Kraft

2005 Operating Companies Income	$106	$194	$198	$197	$253	$948	$143	$109	$252	$1,200
2004 Operating Companies Income	120	216	218	238	264	1,056	152	72	224	1,280
% Change	(11.7)%	(10.2)%	(9.2)%	(17.2)%	(4.2)%	(10.2)%	(5.9)%	51.4%	12.5%	(6.3)%

Reconciliation:

2004 Operating Companies Income	$120	$216	$218	$238	$264	$1,056	$152	$72	$224	$1,280

- Divested Businesses - 2004		(2)	—	—	—	(2)	(6)	2	(4)	(6)
- (Gains)/Losses on Sales of Businesses - 2004		—	—	—	—	—	—	8	8	8
- Asset Impairment and Exit Costs - 2004		1	—	—	4	5	35	4	39	44
- Implementation Costs - 2004		1	—	—	3	4	2	1	3	7
	—	—	—	—	7	7	31	15	46	53

- Asset Impairment and Exit Costs - 2005	1	(1)	—	(1)	(1)	(2)	(20)	(4)	(24)	(26)
- Implementation Costs - 2005	(2)	(2)	—	(1)	(6)	(11)	(4)	(1)	(5)	(16)
	(1)	(3)	—	(2)	(7)	(13)	(24)	(5)	(29)	(42)

- Currency	1	1	—	4	2	8	4	15	19	27

- Operations	(14)	(20)	(20)	(43)	(13)	(110)	(20)	12	(8)	(118)

2005 Operating Companies Income	$106	$194	$198	$197	$253	$948	$143	$109	$252	$1,200

KRAFT FOODS INC.

and Subsidiaries

Volume by Business Segment*

For the Quarters Ended December 31,

(pounds in millions)

(Unaudited)

						Kraft		Developing
						North		Markets,	Kraft
		Cheese &	Convenient		Snacks &	America	European	Oceania &	Int’l	Total
	Beverages	Foodservice	Meals	Grocery	Cereals	Commercial	Union	North Asia	Commercial	Kraft

Volume
2005 Volume	756	915	620	637	750	3,678	664	810	1,474	5,152
2004 Volume	710	876	565	617	695	3,463	674	804	1,478	4,941
% Change	6.5%	4.5%	9.7%	3.2%	7.9%	6.2%	(1.5)%	0.7%	(0.3)%	4.3%

Divested Businesses:
- Divested Businesses - 2004	—	(26)	—	(9)	—	(35)	(14)	—	(14)	(49)

Ongoing Volume - Including Acquisitions
2005 Volume	756	915	620	637	750	3,678	664	810	1,474	5,152
2004 Volume	710	850	565	608	695	3,428	660	804	1,464	4,892
% Change	6.5%	7.6%	9.7%	4.8%	7.9%	7.3%	0.6%	0.7%	0.7%	5.3%

(*) The company’s fourth quarter 2005 results include an extra shipping week. The company estimates that this week represents 7 pp. of volume growth on the quarter.

KRAFT FOODS INC.

and Subsidiaries

Net Revenues by Business Segment*

For the Quarters Ended December 31,

($ in millions)

(Unaudited)

						Kraft		Developing
						North		Markets,	Kraft
		Cheese &	Convenient		Snacks &	America	European	Oceania &	Int’l	Total
	Beverages	Foodservice	Meals	Grocery	Cereals	Commercial	Union	North Asia	Commercial	Kraft

2005 Net Revenues	$796	$1,808	$1,261	$829	$1,744	$6,438	$2,012	$1,213	$3,225	$9,663
2004 Net Revenues	644	1,686	1,119	791	1,561	5,801	1,947	1,036	2,983	8,784
% Change	23.6%	7.2%	12.7%	4.8%	11.7%	11.0%	3.3%	17.1%	8.1%	10.0%

Reconciliation:

2004 Net Revenues	$644	$1,686	$1,119	$791	$1,561	$5,801	$1,947	$1,036	$2,983	$8,784

- Divested Businesses - 2004	—	(20)	—	(18)	—	(38)	(27)	(4)	(31)	(69)
- Divested Businesses - 2005	—	—	—	—	—	—	—	4	4	4

- Implementation Costs - 2004	1	—	—	1	—	2	—	—	—	2

- Implementation Costs - 2005	1	—	—	(2)	—	(1)	—	—	—	(1)

- Currency	3	15	5	12	9	44	(37)	61	24	68

- Operations	147	127	137	45	174	630	129	116	245	875

2005 Net Revenues	$796	$1,808	$1,261	$829	$1,744	$6,438	$2,012	$1,213	$3,225	$9,663

Memo: Ongoing, Constant Currency Revenues (1)

% Change	22.8%	7.6%	12.2%	5.8%	11.1%	10.9%	6.7%	11.2%	8.3%	10.0%

(1) The company’s top-line guidance measure is ongoing, constant currency revenue growth, which includes acquisitions and excludes divestitures and implementation costs associated with the company’s restructuring program. The company believes this measure better represents the revenue growth prospects of the business on a go-forward basis, and provides improved comparability of results.

(*) The company’s fourth quarter 2005 results include an extra shipping week. The company estimates that this week represents 7 pp. of revenue growth on the quarter.

KRAFT FOODS INC.

and Subsidiaries

Operating Companies Income by Business Segment

For the Quarters Ended December 31,

($ in millions)

(Unaudited)

						Kraft		Developing
						North		Markets,	Kraft
		Cheese &	Convenient		Snacks &	America	European	Oceania &	Int’l	Total
	Beverages	Foodservice	Meals	Grocery	Cereals	Commercial	Union	North Asia	Commercial	Kraft

2005 Operating Companies Income	$69	$277	$213	$116	$240	$915	$192	$138	$330	$1,245
2004 Operating Companies Income	54	232	187	243	231	947	251	49	300	1,247
% Change	27.8%	19.4%	13.9%	(52.3)%	3.9%	(3.4)%	(23.5)%	100+ %	10.0%	(0.2)%

Reconciliation:

2004 Operating Companies Income	$54	$232	$187	$243	$231	$947	$251	$49	$300	$1,247

- Divested Businesses - 2004		(4)		(3)	—	(7)	(10)	—	(10)	(17)
- (Gains)/Losses on Sales of Businesses - 2004						—	(5)	—	(5)	(5)
- Asset Impairment and Exit Costs - 2004	(1)	22	33	(2)	50	102	32	5	37	139
- Implementation Costs - 2004	5	4	4	5	9	27	5	1	6	33
- Investment Impairment - 2004						—	—	47	47	47
	4	22	37	—	59	122	22	53	75	197

- Divested Businesses - 2005	—	—	—	—	—	—	—	1	1	1
- Gains/(Losses) on Sales of Businesses - 2005	—	—	—	—	—	—	(1)	(6)	(7)	(7)
- Asset Impairment and Exit Costs - 2005	(8)	(6)	(11)	(122)	(64)	(211)	(60)	(3)	(63)	(274)
- Implementation Costs - 2005	(5)	2	(5)	(7)	3	(12)	(6)	(8)	(14)	(26)
	(13)	(4)	(16)	(129)	(61)	(223)	(67)	(16)	(83)	(306)

- Currency	1	3	2	1	2	9	—	8	8	17

- Operations	23	24	3	1	9	60	(14)	44	30	90

2005 Operating Companies Income	$69	$277	$213	$116	$240	$915	$192	$138	$330	$1,245

(*) The company’s fourth quarter 2005 results include an extra shipping week. The company estimates that this week represents 7 pp. of operating companies income growth on the quarter.

KRAFT FOODS INC.

and Subsidiaries

Volume by Business Segment*

For the Years Ended December 31,

(pounds in millions)

(Unaudited)

						Kraft		Developing
						North		Markets,	Kraft
		Cheese &	Convenient		Snacks &	America	European	Oceania &	Int’l	Total
	Beverages	Foodservice	Meals	Grocery	Cereals	Commercial	Union	North Asia	Commercial	Kraft

Volume
2005 Volume	3,328	3,227	2,398	2,398	2,736	14,087	2,246	2,879	5,125	19,212
2004 Volume	3,191	3,231	2,331	2,413	2,648	13,814	2,333	2,855	5,188	19,002
% Change	4.3%	(0.1)%	2.9%	(0.6)%	3.3%	2.0%	(3.7)%	0.8%	(1.2)%	1.1%

Divested Businesses:
- Divested Businesses - 2005	—	(32)	—	(24)	—	(56)	(7)	—	(7)	(63)
- Divested Businesses - 2004	—	(123)	—	(37)	—	(160)	(38)	(1)	(39)	(199)

Ongoing Volume - Including Acquisitions
2005 Volume	3,328	3,195	2,398	2,374	2,736	14,031	2,239	2,879	5,118	19,149
2004 Volume	3,191	3,108	2,331	2,376	2,648	13,654	2,295	2,854	5,149	18,803
% Change	4.3%	2.8%	2.9%	(0.1)%	3.3%	2.8%	(2.4)%	0.9%	(0.6)%	1.8%

Memo: Acquired Businesses
Volume	103	16	—	—	—	119	—	3	3	122

(*) The company’s full year 2005 results include an extra shipping week. The company estimates that this week represents 2 pp. of volume growth on the full year.

KRAFT FOODS INC.

and Subsidiaries

Net Revenues by Business Segment*

For the Years Ended December 31,

($ in millions)

(Unaudited)

						Kraft		Developing
						North		Markets,	Kraft
		Cheese &	Convenient		Snacks &	America	European	Oceania &	Int’l	Total
	Beverages	Foodservice	Meals	Grocery	Cereals	Commercial	Union	North Asia	Commercial	Kraft

2005 Net Revenues	$3,056	$6,244	$4,719	$3,024	$6,250	$23,293	$6,714	$4,106	$10,820	$34,113
2004 Net Revenues	2,742	6,021	4,445	3,009	5,843	22,060	6,504	3,604	10,108	32,168
% Change	11.5%	3.7%	6.2%	0.5%	7.0%	5.6%	3.2%	13.9%	7.0%	6.0%

Reconciliation:
2004 Net Revenues	$2,742	$6,021	$4,445	$3,009	$5,843	$22,060	$6,504	$3,604	$10,108	$32,168

- Divested Businesses - 2004	—	(91)	—	(75)	—	(166)	(72)	(36)	(108)	(274)
- Divested Businesses - 2005	—	25	—	44	—	69	12	19	31	100

- Acquired Businesses	34	7	—	—	—	41	—	1	1	42

- Implementation Costs - 2004	1	—	—	1	5	7	—	—	—	7

- Implementation Costs - 2005	1	—	—	(2)	(1)	(2)	—	—	—	(2)

- Currency	14	58	16	48	36	172	198	163	361	533

- Operations	264	224	258	(1)	367	1,112	72	355	427	1,539

2005 Net Revenues	$3,056	$6,244	$4,719	$3,024	$6,250	$23,293	$6,714	$4,106	$10,820	$34,113

Memo: Ongoing, Constant Currency Revenues (1)
% Change	10.9%	3.9%	5.8%	(0.0)%	6.3%	5.3%	1.1%	10.0%	4.3%	5.0%

(1) The company’s top-line guidance measure is ongoing, constant currency revenue growth, which includes acquisitions and excludes divestitures and implementation costs associated with the company’s restructuring program. The company believes this measure better represents the revenue growth prospects of the business on a go-forward basis, and provides improved comparability of results.

(*) The company’s full year 2005 results include an extra shipping week. The company estimates that this week represents 2 pp. of revenue growth on the full year.

KRAFT FOODS INC.

and Subsidiaries

Operating Companies Income by Business Segment*

For the Years Ended December 31,

($ in millions)

(Unaudited)

						Kraft		Developing
						North		Markets,	Kraft
		Cheese &	Convenient		Snacks &	America	European	Oceania &	Int’l	Total
	Beverages	Foodservice	Meals	Grocery	Cereals	Commercial	Union	North Asia	Commercial	Kraft

2005 Operating Companies Income	$463	$921	$793	$724	$930	$3,831	$722	$400	$1,122	$4,953
2004 Operating Companies Income	469	793	800	1,023	785	3,870	690	243	933	4,803
% Change	(1.3)%	16.1%	(0.9)%	(29.2)%	18.5%	(1.0)%	4.6%	64.6%	20.3%	3.1%

Reconciliation:
2004 Operating Companies Income	$469	$793	$800	$1,023	$785	$3,870	$690	$243	$933	$4,803

- Divested Businesses - 2004	—	(8)	—	(3)	—	(11)	(28)	—	(28)	(39)
- (Gains)/Losses on Sales of Businesses - 2004	—	—	—	—	—	—	(5)	8	3	3
- Asset Impairment and Exit Costs - 2004	36	76	41	16	222	391	180	32	212	603
- Implementation Costs - 2004	5	6	4	7	18	40	8	2	10	50
- Investment Impairment - 2004	—	—	—	—	—	—	—	47	47	47
	41	74	45	20	240	420	155	89	244	664

- Divested Businesses - 2005	—	3	—	(1)	—	2	3	1	4	6
- Gains/(Losses) on Sales of Businesses - 2005	—	1	—	(2)	—	(1)	114	(5)	109	108
- Asset Impairment and Exit Costs - 2005	(11)	(15)	(13)	(227)	(69)	(335)	(127)	(17)	(144)	(479)
- Implementation Costs - 2005	(10)	(4)	(7)	(8)	(26)	(55)	(20)	(12)	(32)	(87)
	(21)	(15)	(20)	(238)	(95)	(389)	(30)	(33)	(63)	(452)

- Currency	2	8	4	11	6	31	27	32	59	90

- Operations	(28)	61	(36)	(92)	(6)	(101)	(120)	69	(51)	(152)

2005 Operating Companies Income	$463	$921	$793	$724	$930	$3,831	$722	$400	$1,122	$4,953

(*) The company’s full year 2005 results include an extra shipping week. The company estimates that this week represents 2 pp. of operating companies income growth on the full year.